Exhibit 99.2

SECURITIES ASSIGNMENT AGREEMENT

This Securities Assignment Agreement (this “Agreement”), dated as of May 31, 2024 is made and entered into by and among Target Global Sponsor Ltd. (“Sponsor”) and CIIG Management III LLC (the “Purchaser”).

WHEREAS, the Sponsor and Target Global Acquisition I Corp. (the “Company”) entered into that certain Securities Purchase Agreement, dated as of February 19, 2021 by and between Sponsor and the Company (the “Subscription Agreement”), pursuant to which the Company issued and sold 7,187,500 Company’s Class B Ordinary Shares, par value $0.0001 per share (the “Class B Ordinary Shares”) to Sponsor. On November 8, 2021, 1,437,500 Class B Ordinary Shares were cancelled resulting in a decrease in the total number of Class B Ordinary Shares outstanding from 7,187,500 to 5,750,000 shares. On December 29, 2021, 377,585 Class B Ordinary Shares were forfeited as a result of the underwriter’s partial exercise of its over-allotment option resulting in a decrease in the total number of Class B Ordinary Shares from 5,750,000 to 5,372,415;

WHEREAS, the Sponsor previously transferred (i) 100,000 Class B Ordinary Shares to each of the Company’s CEO Shmuel Chafets and its Chairman Dr. Gerhard Cromme, and (ii) an aggregate of 100,000 Class B Ordinary Shares to the Company’s independent directors, resulting in the Sponsor owning 5,072,415 Class B Ordinary Shares. On July 11, 2023, the Company issued an aggregate of 5,347,415 Class A Ordinary Shares (the “Class A Ordinary Shares”) to the initial shareholders upon the conversion of an equal number of the Company’s Class B Ordinary Shares held by such initial shareholders. On November 29, 2023, Sponsor assigned and transferred to a Director 25,000 Class A Ordinary Shares in exchange for the simultaneous transfer and assignment to the Sponsor by the Director of 25,000 Class B Ordinary Shares. As a result, Sponsor owns 5,047,415 Class A Ordinary Shares and 25,000 Class B Ordinary Shares;

WHEREAS, simultaneously with the consummation of the Company’s initial public offering on December 9, 2021, the Company consummated a private placement (“Private Placement”) of 6,666,667 Private Placement Warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $10,000,000. The Private Placement Warrants were sold to the Sponsor. On December 29, 2021, the underwriters exercised their over-allotment option and the Sponsor acquired 397,242 in additional Private Placement Warrants at a purchase price of $1.50 per Private Placement Warrant, generating additional gross proceeds to the Company of $595,863;

WHEREAS, on the terms and subject to the conditions set forth in this Agreement, Sponsor wishes to sell, assign and transfer an aggregate of 3,533,191 Class A Ordinary Shares and 17,500 Class B Ordinary Shares (the “Shares”) held by it to the Purchaser, and the Purchaser wishes to purchase the Shares from Sponsor and be bound by the terms of this Agreement;

WHEREAS, concurrently with this Agreement, Michael Minnick will be appointed Chief Executive Officer of the Company and is an affiliate of the Purchaser;

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Assignment of Class A Ordinary Shares. Sponsor hereby sells, assigns and transfers to the Purchaser, and the Purchaser hereby purchases, the Class A Ordinary Shares from Sponsor as set forth on Annex I hereto and agrees to be bound by the transfer restrictions and other restrictions in the Insider Letter Agreement (defined below).

Section 2. Assignment of Class B Ordinary Shares. Sponsor hereby sells, assigns and transfers to the Purchaser, and the Purchaser hereby purchases, the Class B Ordinary Shares from Sponsor as set forth on Annex I hereto and agrees to be bound by the transfer restrictions and other restrictions in the Insider Letter Agreement (defined below).

Section 3. Reserved.

Section 4. No Conflicts. Each party represents and warrants that neither the execution and delivery of this Agreement by such party, nor the consummation or performance by such party of any of the transactions contemplated hereby, will with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any agreement to which it is a party.

Section 5. Representations. (a) The Purchaser represents and warrants as follows: Purchaser hereby acknowledges that an investment in the Shares involves certain significant risks. Purchaser acknowledges and hereby agrees that the Shares will not be transferable under any circumstances unless the Shares are registered in accordance with federal and state securities laws or an exemption under such laws is available. Purchaser further acknowledges and hereby agrees that the Shares are subject to transfer restrictions as set forth in the Subscription Agreement, and the Shares are subject to transfer restrictions as set forth in the Insider Letter Agreement entered into among the Company, the Sponsor, and the other individual parties thereto, and the lock-up provisions therein. Purchaser further understands that the Shares are “restricted securities” as such term is defined in Rule 144 under the Securities Act, and that any certificates evidencing the Shares will bear a legend (as provided in the Subscription Agreement) referring to the foregoing transfer restrictions. Each of the Shares are being assigned solely for Purchaser’s own account, for investment purposes only, and are not being assigned with a view to or for the resale, distribution, subdivision or fractionalization thereof; and Purchaser has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, distribution, subdivision or fractionalization. Purchaser is able to bear the risk of its investment for an indefinite period of time. Purchaser has been given the opportunity to (i) ask questions of and receive answers from Sponsor and the Company concerning the terms and conditions of the Shares, and the business and financial condition of the Company and (ii) obtain any additional information that Sponsor possesses or can acquire without unreasonable effort or expense that is necessary to assist Purchaser in evaluating the advisability of the receipt of the Shares and an investment in the Company. Purchaser is not relying on any oral representation made by any person as to the Company or its operations, financial condition or prospects. Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the

Securities Act of 1933, as amended (the “Securities Act”). Neither the Purchaser nor any person affiliated with the Purchaser is subject to any “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Purchaser who would be entitled to any fee or commission from the Company in connection with the transactions contemplated in this Agreement for which Sponsor would be liable.

(b) Sponsor represents and warrants as follows: The Shares have not been and will not be registered under the Securities Act, or any state securities act, and are being sold on the basis of exemptions from registration under the Securities Act and applicable state securities laws. Reliance on such exemptions, where applicable, is predicated in part on the accuracy of the Purchaser’s representations set forth herein. Sponsor has not engaged in any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act with respect to the offer and sale of the Shares. The Shares have not been and will not be offered and sold on behalf of or in concert with the Issuer or any other person. Immediately prior to making the offer of the Shares to Purchaser and as of the date of this Agreement, Sponsor had and has reasonable grounds to believe, and did and does believe, that Purchaser is an “accredited investor” as defined in Regulation D under the Securities Act. Sponsor further acknowledges it has made available to Purchaser all material information about the Company within Sponsor’s possession to which is has access.

(c) Purchaser understands and agrees that the Shares will bear the legend set forth on Annex II attached hereto and any other legends required by applicable law.

Section 6. Assignment of Rights. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.

Section 7. Additional Agreements and Further Assurances.

(a) Legacy Expenses and Payables. Sponsor agrees that it will pay all operating expenses of the Company and the Sponsor (i) incurred and accrued through May 29, 2024 other than any expenses related to the extraordinary general meeting to be held following the Transaction closing date and (ii) otherwise related to the year ended December 31, 2023, including, but not limited to, the following: (A) all costs related to the audit of the Company’s 2023 and first quarter of 2024 financial statements, (B) all costs related to any required regulatory filings pertaining to calendar year 2023 and first quarter of 2024 (e.g., 8-K, 10-Q and 10-K filings), which, for the avoidance of doubt, may be filed in the calendar year 2024, (C) all costs related to any required tax filings of the Company or the Sponsor for the year ended December 31, 2023, (D) any other expenses incurred in calendar year 2023 and first quarter of 2024 prior to the closing of the Purchaser’s purchase of the Class A Ordinary Shares and the Class B Ordinary Shares, as described herein (the “Transaction”), and (E) premiums for director and officers insurance incurred by the Company for all periods prior to June 8, 2024 (collectively, the “Legacy Expenses”); provided, however, that the Sponsor shall be reimbursed for any Legacy Expenses payable as of the closing date of the Transaction in an amount up to $1,750,000 with such reimbursement being contingent on the Company consummating an initial business combination and such Legacy Expenses being approved and incorporated as part of such initial business combination (the “Reimbursement”). The Company will use its best efforts to have the Legacy Expenses (i) approved and incorporated as part of such initial business combination and (ii) paid on a pari passu basis with all other Legacy expenses incurred as part of the initial business combination. The Sponsor has agreed to satisfy or settle any liabilities incurred prior to the Transaction closing date not covered by the Reimbursement and shall provide the Purchaser documented agreements as to such ten business days prior to the closing of the Transaction. For the avoidance of doubt, prior to the consummation of the Transaction, Sponsor shall have obtain a signed letter from the Company’s legal counsels (each a “Legal Counsel”) in which Legal Counsel attests and agrees that the Sponsor shall be solely responsible for any unpaid legal fees and that Legal Counsel shall not have any claim or recourse against the Company for unpaid legal fees.

(b) Future Expenses and Payables. Each of the Sponsor and the Purchaser agree that they will be responsible for their respective legal expenses incurred to consummate the Transaction, and the Purchaser further agrees that it will be responsible thereafter for any fees and expenses (including but not limited to legal, accounting, printer and transfer agent fees), and any additional consideration (including in the form of Class A Ordinary Shares or Class B Ordinary Shares or

other securities) paid to shareholders in connection with the extension of the Company’s maturity date as detailed in the Company’s Amended and Restated Memorandum and Articles of Association. The Purchaser also agrees to be responsible for any operating expenses incurred from the closing date of the Transaction through the closing of the Company’s initial business combination (unless as otherwise described herein), including (A) expenses related to D&O insurance coverage extension incurred on and after June 8, 2024, (B) monthly operating expenses due to the Company’s transfer agent and (C) quarterly operating expenses due to the Company’s auditor, financial printer, and accounting vendor (it being understood that the Company will provide the Purchaser with relevant documentation regarding the engagement of such vendors detailed in this Section 6(b)).

(c) Waiver of Deferred Discount. Each of the Sponsor and the Purchaser hereby acknowledge that the consummation of the Transactions is contingent upon UBS Securities LLC (“UBS”), one of the Company’s underwriters in its initial public offering, waiving any rights it may have to the Deferred Discount (as defined in the Underwriting Agreement entered into by the Company and UBS on November 22, 2021) in a form signed by UBS and agreeable to the Purchaser.

(d) Promissory Notes and Contribution Notes Conversion. Sponsor hereby agrees to reduce to zero any remaining balance of the promissory notes issued to the Company on November 11, 2022, June 27, 2023, August 17, 2023, December 15, 2023, January 9, 2024 and the contribution notes issued to the Company on June 2, 2023 and January 11, 2024 in excess of $1,750,000 and have the $1,750,000 balance of the promissory notes and contribution notes paid as part of the Reimbursement so long as the inclusion of such balance does not result in the aggregate amount of Legacy Expenses exceeding $1,750,000.

(e) Trust Account. As of April 30, 2024, the Sponsor represents and warrants that the funds in the Company’s trust account totaled approximately $44,400,607.40.

(f) Additional Assets and Expenses. The Sponsor represents and warrants that the funds in the Company’s checking account is not less than $1,000 as of May 30, 2024. The Sponsor hereby agrees that it will not incur any additional expenses and/or liabilities of the Company unless so approved in writing by the Purchaser.

(g) Advisors. The Sponsor and the Purchaser hereby agree to use Orrick, Herrington & Sutcliffe LLP as the legal advisor in connection with the Company’s initial business combination.

(h) Administrative Services Agreement. In connection with the Company’s initial public offering, the Company and the Sponsor entered into an Administrative Services Agreement pursuant to which the Company agreed to pay the Sponsor or an affiliate thereof a total of up to $10,000 per month for administrative support services. The Sponsor represents and warrants that as of the date hereof it has entered into a letter agreement with the Company pursuant to which the Sponsor represents that (i) it has accrued $247,419 associated with the Administrative Services Agreement through the date hereof, and (ii) commencing on the date hereof, (a) except as set forth in the side letter dated of even date herewith, the Sponsor shall not be entitled to receive any additional fees or payment of any kind pursuant to the Administrative Services Agreement and the Company shall not be required to pay any such fees or payments, (b) the Sponsor shall not be required to provide office space, perform any administrative support services or other services set forth in the Administrative Services Agreement, and (iii) the Administrative Services Agreement shall be terminated in full.

(i) Founder Share and Private Placement Warrants Restriction. It is understood among the parties that the Class A Ordinary Shares, Class B Ordinary Shares and Private Placement Warrants owned by the Sponsor shall not be subject to any forfeiture in connection with an initial business combination or any extension of the Company’s duration other than as described on Annex III; provided however the Class A Ordinary Shares, Class B Ordinary Shares and PPW owned by the Sponsor will be subject to any contractual restrictions on the same terms as the shares held by the Purchaser (including but not limited to any earnout, lock-up, or any other similar contractual restriction) and as further described on Annex III.

(j) Board of Directors. It is understood among the parties that it is anticipated that the Company’s current board of directors will retain their positions as members of the board following the consummation of the Transactions until the Company consummates an initial business combination.

(k) Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) Operations of the Company. The Purchaser shall use its best efforts to (i) cause the Company to enter into an initial business combination with a suitable target and (ii) continue to, extend the life of the Company as a special purpose acquisition company, subject to shareholder approval.

(m) Sponsor Option. Sponsor and the Company agree that, at Sponsor’s sole option, Sponsor shall be permitted to forfeit any remaining Founder’s Shares owned by Sponsor to the Company for no additional consideration and the Company will promptly perform all such further acts and execute and deliver all such other agreements, certificates, instruments and documents as Sponsor may reasonably request in order to effect such forfeiture.

Section 8. Release. Purchaser hereby releases Sponsor and each of its officers, directors, members, managers and shareholders (the “Releasees”) from any claims that Purchaser may have now or in the future, whether contractual, statutory or otherwise, against any of the Releasees relating to (i) the formation of the Company, and (ii) the operation of the Company (including agreements between Sponsor and the Company) up to the closing of the Transaction. Notwithstanding the foregoing, nothing herein shall be construed as a waiver or release of (x) any rights under this Agreement or any of the agreements executed and delivered hereunder, or (y) any claim for fraud, willful misconduct or gross negligence.

Section 9. Indemnification and Exculpation; Insurance.

(a) All rights to exculpation or indemnification for acts or omissions occurring through the date hereof now existing in favor of any of the officers and directors of the Company prior to the consummation of the Transactions as provided in the Articles will survive the execution of this Agreement and the Closing and will continue in full force and effect in accordance with their terms and will not be amended by the Company to eliminate or reduce such rights except to the extent required by law.

(b) Purchaser agrees to indemnify and hold harmless the Sponsor and each of its officers, directors, members, managers and shareholders (each, a “Sponsor Party”) against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened) to which a Sponsor Party may become subject to as a result of the Company not obtaining a trust account waiver of any and all rights to monies in the trust account (whether or not such waiver is enforceable), from a third party or target after the closing of the Transaction.

(c) Purchaser shall cause the Company to renew or otherwise extend its directors’ and officers’ liability insurance policy to the expiration date of the Company (as extended may be extended from time to time), and shall obtain, obtain as of the closing of a Business Combination a “tail” insurance policy, to the extent available on commercially reasonable terms and at an aggregate cost of no higher than 300% of the premium of the Company’s directors’ and officers’ liabilities insurance policy as of the date of this Agreement, extending coverage for an aggregate period of six (6) years (or such other coverage period as mutually agreed by the parties and may be obtained within the cost limitation) providing directors’ and officers’ liability insurance with respect to claims arising from facts or events that occurred on or before the closing of the Business Combination covering (as direct beneficiaries) those persons who are as of the date of this Agreement currently covered by the Company’s directors’ and officers’ liability insurance policy, of the type and with the amount of coverage no less favorable than those of the directors’ and officers’ liability insurance maintained as of the date of this Agreement by, or for the benefit of, the Company.

Section 10. Miscellaneous. This Agreement, together with the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

Target Global Sponsor Ltd.

By:	/s/ Heiko Dimmerling
Name:	Heiko Dimmerling
Title:	Authorized Signatory

By:	/s/ Yaron Valler
Name:	Yaron Valler
Title:	Authorized Signatory

CIIG Management III LLC

By:	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Managing Member

Acknowledged and Agreed:

Target Global Acquisition I Corp.

By:	/s/ Heiko Dimmerling
Name:	Heiko Dimmerling
Title:	Chief Financial Officer

[Signature Page to Securities Assignment Agreement]

ANNEX I

Purchaser’s Name	Number of Class A Ordinary Shares Transferred	Purchase Price
CIIG Management III LLC	3,533,191	$16,441

Purchaser’s Name	Number of Class B Ordinary Shares Transferred	Purchase Price
CIIG Management III LLC	17,500	$81

ANNEX II

THE SECURITIES REPRESENTED HEREBY HAVE BEEN SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY U.S. STATE SECURITIES LAW AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, ONLY IN ACCORDANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO LOCKUP PROVISIONS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP, EXCEPT TO PERMITTED TRANSFEREES WHO AGREE TO THE LOCKUP PROVISIONS IN ACCORDANCE WITH THE PROVISIONS OF THE INSIDER LETTER AGREEMENT.

ANNEX III

It is understood among the parties that the Class A Ordinary Shares, Class B Ordinary Shares and Private Placement Warrants owned by the Sponsor shall not be subject to any forfeiture in connection with an initial business combination or any extension of the Company’s duration other than as described on Annex III; provided however the Class A Ordinary Shares, Class B Ordinary Shares and PPW owned by the Sponsor will be subject to any contractual restrictions on the same terms as the shares held by the Purchaser (including but not limited to any earnout, lock-up, or any other similar contractual restriction) and as further described on Annex III.

•

7,063,909 Private Placement Warrants held by the Sponsor shall be exercised for cash upon the Sponsor Exercise Fair Market Value (as defined in Section 3.3.1(c) of the warrant agreement) equaling $15.00 per share and will be redeemable similar to the Public Warrants provided that $18.00 will be replaced by $15.00

•	Any Founder share forfeiture by Sponsor shall be on a pro rata basis with CIIG and may be subject to a 250,000 limit